UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 12, 1997

                           Lukens Medical Corporation
             (Exact name of registrant as specified in its charter)

    Delaware                         1-11109                     22-2429965
---------------               -----------------             --------------------
(State or other               (Commission File              (I.R.S. Employer
jurisdiction of                    Number)                    Identification
 incorporation)                                                   Number)

          3820 Academy Parkway North, NE, Albuquerque, New Mexico 87109
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (505) 342-9638




          (Former name or former address, if changed since last report)

















                  Exhibit Index on Sequentially Numbered Page 5



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Item 2.  Acquisition or Disposition of Assets

         On May 12, 1997, the Registrant acquired through merger Pro-Tec Containers, Inc., a Florida corporation ("Pro-Tec"), a manufacturer and marketer of a broad line of specialized containers for the disposal of used "sharps", such as needles and scalpel blades. Following the merger, Pro-Tec became a wholly-owned subsidiary of the Registrant.

         The acquisition was made pursuant to an Agreement of Merger and Reorganization, dated as of May 12, 1997, between the Registrant, PTC Merger Corp., a Florida corporation and wholly-owned subsidiary of the Registrant, Pro-Tec and Treesa Spencer (the "Pro-Tec Merger Agreement"). Pursuant to the Pro-Tec Merger Agreement, Ms. Spencer, the sole shareholder of Pro-Tec, received 200,000 shares of the Registrant's Common Stock (the "Shares") and a one-year promissory note of the Registrant in the principal amount of $133,413 bearing interest at the prime rate, in exchange for all of her shares in Pro-Tec. The Registrant also purchased from Ms. Spencer certain patents relating to Pro-Tec's business for $250,000 in cash.

         The Registrant and Ms. Spencer also entered into a Consulting Agreement, dated as of May 12, 1997, between Pro-Tec and Ms. Spencer pursuant to which she is to be paid for consulting services at the rate of $4,000 per month, provided that until the effective date of a registration statement on Form S- 3 to be filed to register the Shares for resale (the "Registration Statement"), Ms. Spencer is to be paid at the rate of $6,700 per month.

         Pursuant to the terms of the Pro-Tec Merger Agreement, 8,346 of the Shares are being held in escrow by the Registrant for ninety (90) days to cover adjustments to the merger consideration payable and claims in respect of misrepresentations, breaches of covenants and indemnity obligations. Ms. Spencer is entitled to exercise any and all voting rights attached to such Withheld Shares for the period they are retained by the Registrant as security, in accordance with the terms of the Pro-Tec Merger Agreement.

         Additionally, pursuant to the terms of the Pro-Tec Merger Agreement, upon the expiration of six (6) months from the date the Registration Statement is declared effective by the Commission, the value of the shares issued in connection with the merger shall be recomputed by the Registrant in accordance with the Pro-Tec Merger Agreement, and subject to compliance with the terms and conditions contained therein, the Registrant and Ms. Spencer each agreed to adjust the number of shares of the Registrant comprising the purchase price for Pro-Tec based on increases or decreases in the value of such shares of the Registrant as of the end of such six-month period.

         The source of funds for the cash portion of the purchase price was obtained from loans made to the Registrant by two of its outside directors and its cash on hand.






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Item 7.  Financial Statements and Exhibits

                  (a) Financial Statements of Business Acquired - Not required.

                  (b)      Pro forma Financial Information - Not required.

                  (c)      Exhibits:
                                            1.       Agreement   of  Merger  and
                                                     Reorganization, dated as of
                                                     May 12, 1997,  by and among
                                                     the   Registrant,   PRO-TEC
                                                     Containers, Inc., a Florida
                                                     corporation, Treesa Spencer
                                                     and  PTC  Merger  Corp.,  a
                                                     Florida  corporation,   and
                                                     the exhibits thereto (other
                                                     than those  exhibits  which
                                                     correspond   to  agreements
                                                     listed below).

                                            2.       Consulting Agreement, dated
                                                     as of May 12, 1997, between
                                                     Treesa  Spencer and Pro-Tec
                                                     Containers, Inc.

                                            3.       Non-Transferable  Subordin-
                                                     ated Promissory Note, dated
                                                     May 12, 1997, by Registrant
                                                     to Treesa Spencer.







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



                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             LUKENS MEDICAL CORPORATION
                                                     (Registrant)


                                              By: /s/ Robert S. Huffstodt
                                                  ------------------------------
                                                  Robert S. Huffstodt, President
                                                  and Chief Executive Officer





Dated:   May 20, 1997







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



                                  EXHIBIT INDEX



                                                                   Sequentially
         Exhibit                                                  Numbered Page
         -------

1.       Agreement of Merger and Reorganization,  dated
         as  of  May  12,   1997,   by  and  among  the
         Registrant,   PRO-TEC   Containers,   Inc.,  a
         Florida  corporation,  Treesa Spencer, and PTC
         Merger Corp., a Florida corporation, and the exhibits thereto (other than those exhibits which correspond to agreements listed below).

2.       Consulting  Agreement,  dated  as of  May  12,
         1997,   between  Treesa  Spencer  and  Pro-Tec
         Containers, Inc., a Florida corporation.

3. Non-Transferable Subordinated Promissory Note, dated May 12, 1997, by Registrant to Treesa
         Spencer.






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